                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                 April 5, 2001
                              --------------------
                                (Date of Report)


                                 SOFTECH, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)



Massachusetts                      0-10665                   04-2453033
-------------                      -------                   ----------
(State or other jurisdic-        (Commission                (IRS Employer
tion of Incorporation or          file number)           Identification Number)
organization)

            4695 44th Street SE, Suite B-130, Grand Rapids, MI   49512
            --------------------------------------------------   -----
            (Address of principal executive offices)             (Zip Code)

                                 (616) 957-2330

                                 --------------
              (Registrants telephone number, including area code)



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Item 5. Other events.

        On April 5, 2001, SofTech, Inc. issued a press release announcing that the Companys stock was delisted from the Nasdaq Stock Market effective with the open of business on April 6, 2001. SofTech, Inc. hereby incorporates by reference herein the information set forth in its Press Releases dated April 5, 2001, a copy of which is annexed hereto as Exhibits 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)   Financial Statements.

         Not Applicable.

         (b)   Pro Forma Financial Information.

         Not Applicable.

         (c)   Exhibits.

Exhibit
Number            Description
- ------            -----------
99.1              Press Release dated April 5, 2001

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SofTech, Inc.




Date:  April 6, 2001             By:  /s/ Joseph P. Mullaney
                                 -------------------------------------------
                                 Joseph P. Mullaney
                                 Vice President and Chief Financial Officer
                                 (Principal Financial and Accounting Officer)

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                                 EXHIBIT INDEX
                                 -------------

Exhibit Number          Document
--------------          --------

99.1                    Press release dated March 30, 2001

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                                                                    Exhibit 99.1
                                                                    ------------
PRESS RELEASE

              SofTech Stock Delisted from The Nasdaq Stock Market
              ---------------------------------------------------

GRAND RAPIDS, Mich.--(BUSINESS WIRE)April 5, 2001--SofTech, Inc.
(Nasdaq:SOFTC - news) announced today that its request to the Nasdaq Listing Qualifications Panel (the Panel) for an additional 120 days of contingent listing on the SmallCap Market in order to allow for the completion of the sale of its AMT Division had been denied. Accordingly, the Panel has determined to delist the Companys securities from The Nasdaq Stock Market effective with the open of business on April 6, 2001. Furthermore, the Company has been informed by Nasdaq that its securities will be listed under the Over the Counter Bulletin Board immediately.

As we announced previously, we must focus all of our attention on improving our operations at this time, said Joe Mullaney, Vice President and CFO. With the cost reductions we are putting in place, the expected ramp up of revenue from new products and a renewed focus on the needs of our installed base, we expect to begin to show improved financial performance this quarter and positive cash flow in Q1 2002 (begins June 1, 2001). We believe we have unique technology that can help our customers improve efficiency thereby reducing cost and shortening product development time. Greenleaf Capital, as lender and largest shareholder, has expressed its full support of our business plan.


The foregoing statements that are not historical fact are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a wide range of risks and uncertainties. Further information regarding factors that could affect SofTech's results are included in SofTech's Form 10-K for the 2000 fiscal year, which was filed with the Securities and Exchange Commission in September 2000 and in its quarterly filings on Form 10-Q for fiscal 2001.

About SofTech

SofTech was formed in 1969 and its stock has been publicly listed since 1981. SofTech provides world-class productivity solutions to solve real-world problems for the design through manufacturing marketplace. SofTech operates offices throughout North America and Europe and has distribution in Asia. The SofTech software family includes Cadra(TM), DesignGateway(TM), Prospector(TM), ToolDesigner(TM), ExpertCAD(TM), and ExpertCAM(TM).

Cadra and all SofTech product names are registered trademarks of SofTech, Inc. Names of products from other vendors mentioned in this document may be trademarks or Registered trademarks of their respective owners.

Contact:

     SofTech, Inc.
     Joseph P. Mullaney, 781/890-8373
     http://www.softech.com